UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: December 6, 2005
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                          DALECO RESOURCES CORPORATION
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               (Exact name of registrant as specified in Charter)


            Nevada                     0-12214                   23-2860734
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(State or other jurisdiction     (Commission File No)          (IRS Employee
     of Incorporation)                                       Identification No.)


            120 North Church Street, West Chester, Pennsylvania 19380
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: 610-429-0181
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         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS ON A RELATED
            AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      On December 2, 2005, based upon the position adopted by the Staff of the Securities and Exchange Commission ("SEC"), the Registrant agreed to revise its quarterly reports on Form 10-QSB for the periods ending March 31, 2005 and June 30, 2005. The issues relate to the manner of presentation of the Registrant's transaction with Rheologics Technologies, Inc., formerly Ostara Corporation ("Ostara"), whereby the Registrant sold to Ostara certain software programs. While the Company believed that its prior presentation of the transaction was proper and offered the public a clean understanding of the transaction, it agreed to restate its financial statements in a format consistent with that sought by the SEC.

      Consistent with the reporting requirements and the above, the Chief Financial Officer of Registrant reviewed its original and current reporting of the Ostara transaction and its obligation to report on any potential non-reliance issues associated with its previously filed financial statements. In addition, the Registrant re-reviewed its original presentation of the Ostara transaction and reviewed in-depth its current reporting with the Registrant's independent accounts, Vasquez and Company, LLP. The Registrant's independent accountants concurred with the Registrant's original treatment of the transaction. The Company's independent accountants were invited to participate in the Registrant's discussions with the SEC and reviewed the Company's revised reporting of the Ostara transaction. Prior to the discussions with the SEC, the Registrant's independent accountants did not advise the Registrant that disclosure should be made or action taken to prevent future reliance on the Registrant's previously issued financial statements. However, in light of the discussions with and the position adopted by the SEC as agreed to by the Registrant, after discussion with its independent auditors the Registrant will, after approval by its Audit Committee and independent accountants, file amended and restated financial statements for the accounting periods impacted by the Ostara transaction. Following the issuance of the Registrant's restated financial statements no reliance should be made on the Registrant's previously filed statements. To avoid this issue in the future, the Registrant, after discussion with its independent accountants, intends to discuss any future complex transactions with the SEC prior to filing.

      In accordance with its agreement with the SEC, the Registrant will file its First Amended Forms 10-QSB for the quarters ending March 31, 2005 and June 30, 2005 on or before December 12, 2005.

Exhibits:

      None.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Daleco Resources Corporation
                                         ----------------------------
                                                 (Registrant)


Date:  December 6, 2005
                                         /s/ Gary J. Novinskie
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                                             Gary J. Novinskie, President


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